Exhibit 32

Certification of Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I,Deborah Thomas, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended March 31, 2017 of CROE, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CROE, Inc.

Date: May 11, 2017

By: /s/ Deborah Thomas
Deborah Thomas
Chief Executive Officer
and Principal Financial Officer